COMMERCIAL LEASE

1. PARTIES/DATE

THIS LEASE is made this 4th day of May 1998, between RYCO PROPERTIES, INC., a Florida Corporation, whose address is: 8049 Monetary Drive, Suite D-4, Riviera Beach, FL 33404, herein called "LANDLORD" and US Amateur Sports, Inc. whose address is: 8125 Monetary Drive, Suite H-4, Riviera Beach, FL 33404 herein called "TENANT."

                                  WITNESSETH

Landlord and Tenant, for and in consideration of their respective covenants and obligations hereinafter contained, and other good and valuable consideration, agree as follows:

2. LEASED PREMISES

A. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, certain Space No. G-4, G-5, H-4, & H-5 approximately 5,720 square feet of rental space, hereinafter called the "PREMISES." Said Premises is more particularly shown on the floor plan, a copy of which is attached hereto and made a part hereof as Exhibit "A."

B. Landlord shall assign to Tenant, at no additional charge, four (4) parking spaces subject, however, to the provisions of this Lease relating to parking.

3. TERM

The term of this Lease shall be for three (3) years and one half (1/2) month(s) beginning June 15, 1998 and ending June 30, 2001. The term "lease year" as used herein shall mean a period of twelve (12) consecutive calendar months.

4. BASE RENT

Tenant agrees to pay Landlord the agreed total rental of THIRTY TWO THOUSAND FOUR HUNDRED --- 00/100 ($32,400.00) per year in twelve (12) equal consecutive installments of TWO THOUSAND SEVEN HUNDRED 00/100 ($2,700.00) plus sales tax and use taxes now in existence or hereinafter imposed, in advance on the first day of each calendar month during the term of this Lease. The first months rent shall be due at the time of execution of this Agreement. The last month's rent is due three (3) days after DJJ vacates premises.

5. USE, OCCUPANCY, INDEMNIFICATION AND MAINTENANCE

A. Tenant shall use and occupy the Premises only for distribution, office and manufacturing and for no other purpose.

B. Tenant shall indemnify and hold Landlord harmless from all losses resulting from any acts, omissions, neglect or fault of Tenant, its agents, servants, employees, licensees, customers or invitees including, but not limited to attorneys' fees through all trial and appellate levels and post judgment proceedings and whether or not suit or any other proceedings is instituted. The provisions of this paragraph shall survive the termination of this Lease.

6. ADJUSTED RENT:

The Base Rent shall be increased annually; in advance, effective on the first day of each lease year; beginning with the second lease year by the following:
2nd year starting June 15, 1999 - $3,000.00 per month plus sales tax 3rd year starting June 15, 2000 - $3,300.00 per month plus sales tax

7. COVENANT TO PAY RENT

Tenant shall pay to Landlord the Base Rent, as it may be adjusted, any and all Additional Rent, and any and all other sums due hereunder as herein provided at Landlord's above stated address, or at such other place as Landlord may counterclaim, deduction, or setoff.

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LANDLORD will do the following at Landlord's expense:

     1. Pain the interior walls in the office and warehouse.

     2. Carpet office and vinyl floor in bathroom.

     3. Add three (3) doors in office area.  See Exhibit A.  No drywall.

     4. Tenant will pay for moving electric from new door openings.

8. DELIVERY OF PREMISES ALTERATIONS, ADDITIONS OR IMPROVEMENTS LANDLORD LIEN, ASSIGNMENT OR SUBLETTING.

A. Tenant hereby accepts the Premises in the condition they are in at the beginning of this Lease and agrees to maintain Premises in the same condition, order and repair as they are at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this Agreement, and to make good to Landlord immediately upon demand, any damage to water apparatus, or electric lights, or any fixture, appliances or appurtenances of Premises, or of the building caused by any act or neglect of Tenant, or of any person or persons h~ the employ or under the control of the Tenant.

B. The Tenant shall not assign this Lease, nor sublet the Premises, or any part thereof nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein, and all additions thereto, without the written consent of the Landlord and all additions, fixtures, or improvements which may be made by Tenant, except movable office furniture, shall become property of the Landlord and remain upon the Premises as a part thereof, and be surrendered with the Premises at the termination of this lease.

9. SIGNS

Tenant may erect signs similar to other Tenant's signs.

10. INSURANCE AND DAMAGE

A. Tenant's Coverage: effective on the commencement date of this Lease, Tenant, at its own cost and expense, shall cause policies of insurance to be written as follows:

(1) Tenant shall provide and keep in force comprehensive general public liability insurance against claims for personal injury, bodily injury, death or property damage occurring at any time during the term hereof on, in or about the Premises, contractual, and automobile liability including non-owned and hired, such insurance being a combined single limit policy to afford minimum protection, throughout the term of this Lease of not less than Three Hundred Thousand Dollars ($300,000). Tenant shall not be in violation of the aforesaid minimum insurance policy limits if the aggregate of its primary and excess coverage equals or exceeds the above minimums.

(2) Tenant shall provide and keep in force "Fire Legal Liability" insurance against property damage to the Building occurring at any time during the term of this Lease to afford minimum protection of not less than the product of (i) the assessed value to the Building, and (ii) the fraction with a numerator of the square footage of the Leased Premises and a denominator of the total rentable square footage of the Building.

(3) Tenant shall maintain "All Risk" Property Coverage at all times during the term of this Lease with respect to all improvements made by the Tenant to the Premises and all personal property which Tenant may bring or maintain or caused to be brought or maintained upon the Premises. Said insurance shall be in an amount not less than one hundred percent (100%) of full replacement value of the tenant improvements and personal property which Tenant may bring or maintain upon the Premises.

(4) From the inception of any construction work which Tenant may effect on the Premises and as often as Tenant may make a substantial alteration in the Premises (although nothing in this sentence shall be deemed to permit such construction work or alteration except to the extent otherwise provided herein), Tenant will cause builder's risk insurance policies to be written in compliance with the provision of this Article, as such Article relates to the nature, minimum amount and naming of parties insured by such coverage.

(5) Tenant shall maintain at all times during the term of this Lease "Plate Glass" insurance against damage to or breakage of any exterior glass of the Leased Premises. Said insurance shall be in the amount not less than one hundred percent ( 100%) of the full insurable value of all the exterior glass of the Leased Premises.

(6) Tenant shall provide and keep in force such other insurance and in such amounts as may from time to time be required by Landlord against such other insurable hazards as at the time are commonly insured against in the case of other premises similarly situated or similarly utilized or as may be required by holders of a mortgage encumbering the Premises or any portion thereof.

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B. Policies: All insurance provided by Tenant as required by this Article shall be carried in favor of Landlord, and such other named insureds as may be designated by Landlord, and shall be payable jointly to said parties as their respective interest may appear. All such policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry. All such insurance shall be written by such responsible companies, licensed to do business in the State of Florida, as Landlord shall approve and certificates of the policies therefor shall at all times be held by Landlord or by such other named insureds as may be designated by Landlord. If certificates are held by other named insured, copies of the policies or certificates of such insurance shall be delivered by Tenant to Landlord. All such policies shall be non-assessable and shall require not less than thirty
(30) days notice by registered mail to Landlord and all other named insureds of any cancellation thereof or change affecting Landlord's or such other named insured's coverage thereunder.

C. Landlord's Option to Procure Insurance: Although nothing contained in this Lease shall ever be construed as obligating Landlord to pay the premiums for any such insurance which Tenant is obligated to carry this Lease, if, at any time during the continuance of this Lease, Tenant fails to deliver such policies, Landlord may, at Landlords option, procure the said insurance and Tenant will owe Landlord reimbursement therefor immediately as Additional Rent, but such facts will never be construed as constituting a waiver by Landlord of the default hereunder committed by Tenant.

D. Activities Increasing Insurance Rates: Tenant shall not do or suffer anything to be done on or about the Premises that will or may increase the rate of insurance on the building. If, by reason of the failure of Tenant to comply with the terms of this Lease, or by reason of Tenant's occupancy (even though permitted or contemplated by this Lease), the insurance rate shall at any time be higher, or notice is given that it shall be higher, than it would otherwise be for comparable commercial space in the area of the Building, Landlord, in its sole discretion, may require Tenant to reimburse Landlord for that part of all insurance premiums charged because of such violation or occupancy by Tenant, or Landlord may require Tenant to cease any such use which causes such higher premium. Any such reimbursement shall be Additional Rent hereunder.

E. Waiver of Subrogation: In any event of loss or damage to the Premises, and for any contents, the Tenant hereto shall look first to any insurance in its favor before making any claim against the Landlord. To the extent possible without additional cost, Tenant shall obtain for each policy of such insurance, provisions permitting waiver of any claim against the Landlord for loss or damage within the scope of such insurance, and Tenant, to such extent permitted, for itself and its insurers waives all such insured claims against the Landlord.

11. DESTRUCTION OR PARTIAL DESTRUCTION

In the event the Premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this Lease, whereby the same shall be rendered untenantable, then the Landlord shall have the right to render Premises tenantable by repairs within ninety (90) days therefrom. If Premises are not rendered tenantable within said time, it shall be optional with either party to cancel this Lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

12. EMINENT DOMAIN

If the Premises, or any part thereof, or any estate therein, shall be taken by eminent domain, which taking renders the Premises substantially unusable, this Lease shall terminate at Tenant's election on the date when Tenant is required to vacate the portion so taken, provided Tenant has given Landlord written notice of such election within thirty (30) days after receipt by Tenant from Landlord of written notice that the Premises are to be so taken. The rent, including any adjusted rent and any Additional Rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be refunded to Tenant. Any lesser taking shall not affect this Lease of the rents owed hereunder. Tenant shall not be entitled to any part of Landlord's award for any taking or any payment in lieu thereof, but Tenant may seek damages against the condemning authority for any taking resulting from Tenant's interest in the leasehold estate.

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13. COMPLIANCE WITH LAWS AND RULES AND REGULATIONS AND NO VARIANCE

A. During the Term hereof Tenant shall, at its own cost and expense, promptly observe and comply with all present and future laws, ordinances, requirements, orders, directions, rules and regulations of the federal, state, county and municipal governments and of all insurance companies writing policies covering the Premises, the Building, or any part thereof.

B. Tenant shall observe and comply with (i) all restrictions, limitations and other matters now or hereafter of public record affecting all, or any portion, of the Premises, Building or the land upon which it is situated; (ii) the rules and regulations hereinafter set forth; (iii) such further or amended rules and regulations as Landlord may prescribe, for the safety, care, and cleanliness of the Building and Common Areas, and the comfort, quiet, and convenience of other occupants of the Building. A copy of the rules and regulations now existing is attached here to and made a part hereof as Exhibit "B". Landlord reserves the right to amend and modify said rules and regulations at any time as Landlord in its sole discretion may deem necessary. Any such amendments shall be considered a part of this Lease as if originally attached hereto.

C. Tenant agrees that it will not seek any variance from the use limitation affecting said Premises by ordinance in writing, thereto, which consent may be unreasonable withheld.

14. LIENS

A. Tenant shall, within fifteen (15) days after notice from Landlord, discharge or bond off and indemnify Landlord, to Landlord's sole satisfaction, against any mechanic's liens for material or labor claimed to have been furnished to the Premises on Tenant's behalf. Tenant shall notify Landlord in writing within twenty-four (24) hours after it has learned that such a lien has been filed or may be filed.

B. Landlord shall have a first lien, paramount to all others, on every right and interest of Tenant in and to this Lease and on the furnishings and equipment, fixtures and personal property of every kind and on the equity therein, brought on the Premises by Tenant pursuant to the terms of this Lease and as part of the equipment used therein, which lien is granted for the purposes of securing the payment of rents, taxes, and assessments herein covenanted to be paid by Tenant, and for the purpose of securing the performance of any and all of the covenants, conditions and obligations of this Lease to be performed and observed by Tenant.

C. Notwithstanding anything contained herein to the contrary, the interest of the Landlord in the property upon which the Building is situated, or any portion thereof, including, but not limited to the Premises or any portion thereof, shall not be subject to liens for improvements made by or for Tenant or Tenant's successors, assigns and/or sublessees, whether or not the same shall be made or done in accordance with any agreement between Landlord and Tenant or Tenant's successors, assigns and/or sublessees or for any other reason, it is specifically understood and agreed that in no event shall Landlord or the interest of Landlord in said property or any portion thereof, including, but not limited to, the Premises or any portion thereof, be liable for or subject to any mechanic's, materialman's, or laborer's lien or liens for improvements or work made by or for Tenant or Tenant's successors, assigns and/or sublessees; and this Lease specifically prohibits the subjecting of Landlord's interest in said property or any portion thereof including, but not limited to, the Premises or any portion thereof, to any mechanic's materialman's or laborer's lien or liens for improvements made by Tenant or Tenant's successors, assigns and/or sublessees, is responsible for payment under the terms of this Lease. All persons dealing with Tenant or Tenant's successors, assigns, and/or sublessees, are hereby placed upon notice of this provision. All memoranda and short forms of this Lease which shall be recorded among any Public Records shall contain the provisions set forth above in this Paragraph.

15. SERVICES FURNISHED

Landlord will furnish to Tenant during the Lease Term water and trash removal services not to exceed normal, customary and reasonable quantities for same, it being understood that the determination as to what constitutes normal, customary and reasonable quantities shall be based on what is normal, customary and reasonable for general use of premises similar in size and geographical area to the Premises and not based on the particular use of the Premises by Tenant even if such particular use is otherwise permitted hereunder and any additional quantities used shall be charged as Additional Rent. Tenant shall remove pallets and other large items at its expense from the Premises. Pallets and other large items shall not be placed in the dumpster. If placed in the dumpster Tenant shall be charged a dumping fee. It is understood that Landlord

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does not warrant that any of the services referred to above, or any other services that Landlord may agree to supply, will be free from interruption, and Tenant acknowledges that one or more of such services may be suspended by reason of accident or of repairs, alteration, or improvements being made, or by strikes or lockouts, or by reason of operation of law, or causes beyond the control of Landlord.

Tenant is responsible for any public utility charges separately metered or charged to Tenant as contracted with local services and is to keep the charges current.

16. ELECTRICAL AND OTHER EQUIPMENT

Tenant may install or maintain any electrically or other energy source operated equipment, machinery, or heavy equipment or light office machines in the similar to other Tenants as long as machinery is not too heavy for 4" concrete floor.

17. COMMON AREA AND PARKING

A. Definition: All areas within the exterior boundaries of the Buildings which are not now or hereafter or held for lease or occupation by Landlord including, without limiting the generality of the foregoing, parking areas, driveways, loading areas, sidewalks, landscaped and planted areas, to the extent the foregoing may be applicable, and other areas and improvements provided by Landlord for the common use of Landlord and Tenants and their respective employees, and invitees, including Limited Common Areas, if any, shall be deemed "Common Areas." Landlord may make changes at any time and from time to time in the size, shape, location, number and extent of the Common Areas or any of them and no such change shall entitle Tenant to any abatement of rent.

B. Use: Tenant and its employees and invitees shall be entitled to use the Common Areas during the Lease Term, in common with Landlord and with other persons authorized by Landlord from time to time to use such Common Area, subject to such reasonable rules and regulations relating to such use as Landlord may from time to time establish. Notwithstanding the foregoing, Tenant may not without the prior written consent of Landlord, which consent may be withheld at Landlord's sole discretion, store any items, including but not limited to, vehicles, trailers, crates and boxes outside the Building or within the Common Areas. Additionally, Tenant may not without the prior written consent of Landlord, which consent may be withheld at Landlord's sole discretion engage in any work related activities outside of the Building or in the Common Areas. No vehicle repairs or maintenance shall be allowed outside of the Building or in the Common Areas.

C. Control by Landlord:

(1) Landlord shall operate, manage, equip, police, light, repair and maintain the Common Areas in such manner as Landlord may in its sole discretion determine to be appropriate. Landlord may temporarily close any Common Area for repairs or alterations, for up to one ( I ) day in each calendar year to prevent a dedication thereof or the accrual of prescriptive rights therein, or for any other reason deemed sufficient by Landlord.

(2) Landlord shall at all times during Term of this Lease have the sole and exclusive control of the Common Areas, all to the extent applicable, and may at any time and from time to time during the Term hereof restrain any use or occupancy thereof except as authorized by the rules and regulation for the use of such areas established by Landlord from time to time. The rights of Tenant in and to the Common Areas shall at all times be subject to the rights of Landlord, the other tenants of Landlord in the Building and such others as the Landlord may, in its sole description, permit to use the same in common with Tenant and Tenant shall keep said areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation.

(3) When and to the extent parking spaces are to be furnished Tenant as herein provided, Tenant and its invitees and licenses shall park their vehicles only in those spaces in the parking areas as are from time to time designated for that purpose by Landlord.

(4) In the event Landlord elects to limit or control parking by invitees or licensees of the Building, whether by sticker, validated parking tickets, or any other method of assessment, Tenant agrees to participate in such program under such reasonable rules and regulations as are from time to time established by Landlord with respect thereto.

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D. No Outside Storage Of Pallets, Drums, Or Any Other Item(s):

No outside storage of any pallets, drums, or any other items is permitted. Landlord shall have the right to remove pallets, drums, or any other item(s) left outside anywhere in the Common Area, and to charge the responsible Tenant for the expense of removing said item(s), which shall be paid immediately by said Tenant as Additional Rent. I 8. DEFAULT

If Tenant defaults in the performance or any term, covenant or condition required to be performed by him under this Agreement, Landlord may, after not less than three (3) days' notice to Tenant, seek any available remedy available under the laws of the State of Florida, including, but not limited to, eviction and an action at law for damages and enforcement of the Landlord's lien.

19. NO WAIVER

The failure of Landlord to insist on strict performance of any covenant or condition hereof, or to exercise any option herein contained, shall not be construed as a waiver of such covenant, condition or option in any other instance. This Lease cannot be modified or terminated orally.

20. SUBORDINATION OF LEASE

This Lease shall be subject and subordinate to all mortgages, deeds of trust, ground leases and declaration of condominium that may now or hereafter affect this Lease or the Subject Real Property of which the Premises for a part, and also to all renewals, modifications, consolidation, amendments, and replacements of such mortgages, deeds of trust, ground leases and/or declarations or condominium. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant shall, nevertheless, execute and deliver such further instruments confirming such subordination of this Lease as may be desired by the holders of such mortgages, deeds of trust, ground leases or parties to such declaration of condominium. Tenant hereby appoints Landlord its attorney-in-fact, irrevocably, to execute and deliver any such instrument for Tenant. Notwithstanding the foregoing, no such mortgage, deed of trust or ground lease entered into after the date hereof shall require or permit the dispossession of Tenant hereunder unless Tenant shall be in default hereunder or this Lease shall have been terminated pursuant to the terms hereof.

21. NOTICES

Any notices required or permitted hereunder shall be in writing and sent by United States registered or certified mail, return receipt requested, in a postpaid envelope, addressed to Landlord or Tenant at their respective addresses as set forth above or at such other address as Tenant or Landlord may designate by proper notice hereunder. In addition any such notice to Tenant shall be deemed to have been duly given personally to Tenant's address set forth above or at such other address as Tenant may designate to Landlord by proper notice hereunder or if delivered to or posted on the Premises.

22. RIGHT TO INSPECT AND REPAIR AND TO SHOW PREMISES

Landlord may enter the Premises at any reasonable times, on reasonable notice to Tenant for the purpose of inspection or the making of such repairs, replacements of addition in, to, on and about the Premises or the Building, as Landlord deems necessary or desirable. For this purpose, Tenant shall always supply Landlord with keys to all entry doors to the Premises. Tenant shall have no cause of action of claim against Landlord by reason of such inspection itself. Landlord may show the Premises to prospective purchasers and mortgagees and, during the six (6) months prior to termination of this Lease, to prospective tenants, during business hours.

23. NO OTHER REPRESENTATION

No representations or promises shall be binding on the Parties hereto except those representations and promises contained herein or in some future writing signed by the party such representations or promises.

24. TENANTS ACKNOWLEDGEMENT

Tenant shall, from time to time, on not than less than five (5) days' prior written request by Landlord, execute, acknowledge, and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect, or that the Lease is in full

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force and effect as modified and listing the instruments of modification, the dates to which the rents and other charges have been paid, and whether or not, to the best of Tenant's knowledge, Landlord is in default hereunder and, if so, specifying the nature of the default. It is intended that any such statement delivered pursuant to this Article may be relied upon by a prospective purchaser of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building.

25. WAIVER OF JURY TRIAL

To the extent such waiver is permitted by law, the Parties waive trial by jury in any action or proceeding brought in connection with this Lease or the Premises.

26. ARTICLE AND PARAGRAPH HEADINGS

The Article and paragraph headings in this Lease shall not be taken into consideration in any construction or interpretation of this Lease or a .y of its provisions.

27. APPLICABILITY TO HEIRS, SUCCESSORS AND ASSIGNS

The provisions of this Lease shall apply to, bind, and inure to the benefit of Landlord and Tenant, and their respective heirs, successors, legal representatives, and assigns. Landlord shall be liable only to the extent of its equity in the Premises for the performance of all covenants, and obligations on the part of the Landlord contained in this Lease.

28. INDEMNITY AND ATTORNEY'S FEES

Tenant shall indemnify, defend and save Landlord harmless from suits, actions, damages, liability and causes of action of every nature whatsoever arising or growing out of or in any manner connected with the occupation or the use of the Premises and the Building and every part thereof by Tenant and the employees, agents, servants, guests or invitees of Tenant; including, but not limited to, any claims, demands, and causes of action of every nature whatsoever which may be made upon, sustained or incurred by Landlord by reason of any breach, violation or omission or non-performance of any term, covenant or condition hereof on the part of Tenant or the employees, agents, servants, guests or invitees of Tenant; however, this indemnity shall not extend to matters caused by Landlord's negligent or willful acts. In case Landlord shall without fault on its part be made a party to any litigation commenced by or against Tenant, Tenant shall indemnify, and defend and hold harmless Landlord and shall pay all costs, expenses and reasonable attorney's fees through all trial and appellate levels and post judgment proceedings. The provisions of this Article shall survive the termination of this Lease.

29. PARTIAL INVALIDITY

If any provision of this Lease be invalid or unenforceable, the remainder of this Lease shall not be affected thereby.

30. CONDOMINIUM

In the event that Landlord shall submit the Premises to the condominium form of ownership, Tenant agrees that they shall cooperate with such submission, shall execute any joinders reasonably necessary and shall permit access to the Premises for inspection and surveys at reasonable times.

31. BROKERS

Tenant represents and warrants that it has dealt with no real estate broker, agent or other person, in connection with this Lease, excepting only, Ryco Realty, Inc. , and Tenant agrees to hold harmless and indemnify Landlord from and against any claims by any other broker, agent, or person claiming compensation or commission by virtue of having dealt with Tenant in regard to this Lease including, but not limited to, attorney's fees through all trial and appellate levels and post judgment proceedings and whether or not suit or any other proceeding is instituted. The provisions of this Article shall survive the termination of this Lease.

32. HAZARDOUS WASTE AND INDEMNITY

A. Tenant represents and warrants to and covenants with Landlord that neither Tenant nor any employee, agent, licensee, invitee, client or customer of Tenant nor any party acting at the direction of or with the express or implied consent of Tenant or any employee, agent, licensee, invitee, client or customer of Tenant nor any party acting at the direction of or

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with the express or implied consent of Tenant or any employee or agent of
Tenant shall (i) dispose of on, bury beneath, or percolate beneath the Subject Real Property or any portion thereof any hazardous waste; (ii) remove from the Subject Real Property or any portion thereof and store off site of the Subject Real Property or any hazardous waste; (iii) release or permit the release of hazardous waste on or from the Subject Real Property or any portion thereof;
(iv) use or permit the use of the Subject Real Property or any portion thereof for the handling, transportation or disposal of a hazardous waste; and waste on the Subject Real Property or any portion thereof.

B. In addition to, and not in limitation of, the provisions contained in Paragraph A above of this Article, Tenant shall, at all times during the Term of this Lease and all renewals and extensions hereof, if any, comply with all federal, state and local hazardous waste and environmental rules, regulations, statutes, codes, ordinances and other laws including those hereafter enacted, applicable to the Subject Real Property or any portion thereof including, but not limited to, the Premises and/or Tenant's use of any of the foregoing, including, but not limited to, the Comprehensive Environmental Response Compensation and Liability Act of 190, as amended ("CERCLA"), and the Resource Conservation and Recovery Act of 1976, as amended ("RCRA").

C. Tenant shall fully and promptly pay, perform, discharge, de&nd, indemnify and hold Landlord harmless from and against all claims, orders, demands, actions, proceedings and/or suites, and all losses, costs, damages and expenses (including, but not limited to, court costs, technical consultant fees and expenses, and reasonable attorneys' fees, paraprofessional fees and expenses at all trial and appellate levels and post judgment proceedings and regardless of whether or not any action, proceeding or suit may be instituted) arising or resulting from any act, occurrence or omission in violation of or contrary to the covenants, representations and warranties made herein.

33. GOVERNING LAW

This Lease shall be governed by the State of Florida and venue shall be in Palm Beach County.

34. LIMITATIONS OF RECORDING

Tenant shall not record or permit the recording of this Lease or any memorandum thereof. Landlord may record the Lease on a memorandum thereof.

35. JOINT AND SEVERAL LIABILITY

In the event Tenant shall consist of more than one party, then each such party shall be jointly and severally for any and all obligations of Tenant hereunder.

36. ADDENDA

This Lease may, but not necessarily shall, contain additional provisions set forth in one or more Addenda hereto. To the extent, if at all, any provisions in any such Addenda, is applicable, conflict with the provisions in any such Addenda shall control.

37. LATE PAYMENT

There will be a late charge of five percent (5%) of the monthly rent and sales tax if the payment is not received within five (5) days from due date.

38. INTEREST

Interest of eighteen percent (18%) per annum will be added to all charges not received within thirty (30) days from due date.

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39. RADON GAS

Radon is a naturally occurring radioactive gas that, when it has accumulated in building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

40. MAINTENANCE AND REPAIR BY TENANT

During the original or extended term of this lease Agreement, Tenant will maintain the interior of the Premises, excepting ordinary wear and tear or repairs necessitated by the act or neglect of Landlord in good operating condition, by conducting day to day maintenance and janitorial services therein. Tenant shall not be responsible for any structural repairs and or major repairs or replacements to the structure of the Premises, or the systems serving the same, which shall be the responsibility of Landlord. Tenant shall be responsible for any minor maintenance and minor repairs to the structure of the Premises, or the systems serving the same. Tenant shall keep the fire extinguisher(s) in good working order with a current inspection tag. Tenant shall replace all light bulbs in the overhead office lights and warehouse. Tenant shall keep all the fire exits and emergency lights in good working order. Tenant shall repair the garage door at the Tenant's expense. Tenant agrees to change the HVAC filter each month.

WITNESS WHEREOF, the parties hereto have executed this Lease the day, month and year aforesaid.

Signed, sealed, and delivered in the presence of:

                               LANDLORD:

                               RYCO PROPERTIES, INC.

                               BY: /s/ H. Wade Riley, III
                                   As President

                               TENANT:

                               US AMATEUR SPORTS, INC.

/s/ Gerald V. Bergman          BY: /s/ David J. Panaia
                                   David Panaia as President



                                    9
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
                             EXHIBIT "B"
                         RULES AND REGULATIONS

1. Signs: Tenant shall not inscribe any inscription or post, place, or in any manner display any sign, notice, pictures, placard or advertising matter whatsoever any where in or about Premises at places visible (either directly or indirectly as an outline or shadow on a glass panel from anywhere outside of the Premises or from public and common areas within Premises without first obtaining Landlord's written consent thereto and, if Landlord grants such consent, Landlord may specify the color, size, style and material to be used.

2. Showcases: No showcase shall be placed in the common areas of the Premises and Landlord reserves the right to remove all showcases so placed and all signs other than those above provided for, without notice and at the expense of the tenant responsible. Any such expense shall be Additional Rent due immediately.

3. Telephone Connections: If Tenant desires telegraphic, cable television, or telephone connections, Landlord will direct electricians where the wires are to be introduced and without such direction no boring or cutting for wires shall be permitted.

4. Submission of Plans: Tenant shall submit to Landlord for Landlord's written approval a copy of Tenant's construction and equipment layout plan prior to commencement of construction and Tenant shall not commence any such construction unless and until it obtains such written approval, and a building permit from Palm Beach CountY.

5. No Nuisances: Tenant shall not do or permit anything to be done in the Premises which will be dangerous to life, or limb, or which will tend to create a nuisance or injure the reputation of the Building(s). Tenant shall not use burning fluid, camphine, alcohol, kerosene, or anything else in order to light or heat the Premises except electricity. Tenant shall not bring into the Premises or keep therein any heating or lighting apparatus other than that provided by Landlord; or install any air conditioning or air cooling apparatus without the written consent of Landlord; or in any way injure, or tamper with any of such apparatus in any manner with any insurance policy upon said Building(s) or any part thereof Tenant shall not do or permit to be done in the Premises any activity in conflict with any of the laws, rules or regulations of any governmental agency or municipality having jurisdiction, or use the Premises for any illegal or immoral purpose. No beer, wine or intoxicating liquor shall be sold on or about the Premises without the written consent of Landlord in each instance.

6. Passageways: The sidewalks, passages, and driveways shall not be obstructed by Tenant. If Tenant is using the driveways to load or unload the Tenant will not unreasonable block the driveway that it prevents access by other Tenants to the other Premises.

7. Water Closets: The Closets and other apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. Any damage resulting to them from misuse shall be borne by the tenant which causes same and the cost thereof shall be paid immediately as Additional Rent.

8. No Defacing or Offensive Business: Tenant and its employees and guests shall not injure or deface the Building(s) or the woodwork, or the walls of the Premises, and shall not carry on upon the Premises any noisome, noxious, noisy, or offensive business nor conduct an auction therein, nor interfere in any way with other tenants or those having business with them.

9. No Lodging: No room or room on or about the Premises shall be occupied or used as sleeping or lodging apartments.

10. Lock all Doors: Tenant shall, when leaving Premises at close of business, or unoccupied at any time, lock all doors and windows and for any default or tenants and by Landlord or by either

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


of them, for damages resulting from such default or carelessness and the cost thereof shall be paid immediately as Additional Rent.

11. No Animals: No animal or bird shall be allowed in any part of the Premises or Building(s) without the written consent of Landlord.

12. No Accumulation of Rubbish: Tenant shall not accumulate or store on or about the Premises any waste paper, discarded records, paper files, sweepings, rags, rubbish or other combustible matter other than the normal accumulation needed to conduct the Permitted Use of the Premises. Nothing shall be thrown by Tenant, its employees or guests, out of the windows, doors, or garage doors of the Building(s) or in the parking areas.

13. Exclusion of Peace Disturbers: Landlord reserves the right to exclude from the Premises or Building(s) all drunken persons, idlers, diseased persons, peddlers, solicitors, persons of a general character or conduct so as to create a disturbance, and persons entering in crowds or in such unusual numbers as to cause inconvenience to tenants of the Building(s).

14. Change to Rules: Landlord reserves the right to change these rules and to make such other and funkier reasonable rules and regulations either as it affects one or all tenants as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building(s) or any area surrounding the Building(s), for the preservation of good order therein or for any other cause. When such changes are made such modified or new rules shall be deemed a pan hereof with the same effect as if written herein, when a copy shall have been delivered to Tenant or left with some person in charge of the Premises.

15. No Live Christmas Trees: No live or fresh cut Christmas Trees are permitted on or about the Premises.

16. No Picnics: No outside picnics or barbecues are permitted without the prior consent of Landlord.

17. No Outside Storage Of Pallets, Drums, Or Any Other Item(s): No outside storage of any pallets, drums, or any other items is permitted. Landlord shall have the right to remove pallets, drums, or any other item(s) left outside anywhere in the Common Area, and to charge the responsible Tenant for the expense of removing said item(s), which shall be paid immediately by said Tenant as Additional Rent.

18. Storage: No item or any portion thereof shall be stored in or about the Premises at a height which is higher than twelve (12) feet above the ground level of the Premises. In the event of any violation of such height restriction, Tenant, in addition to being in default under this Lease, shall pay, or immediately reimburse Landlord as Additional Rent, all fines and penalties imposed as a result thereof by any governmental authorities including but not limited to, all applicable fire departments and fire marshals.

19. Vehicles: Landlord shall have the right to remove abandoned or unlicensed vehicles and vehicles that are unreasonably interfering with the use of the parking lot by others, and to charge the responsible tenant for the expense of removing said vehicles which shall be paid immediately by said tenant as Additional Rent.

20. Late Payment: There will be a late charge of five percent (5%) of the monthly rent and sales tax if payment is not received within (5) days from due date.

21. Interest: Interest of eighteen percent (18%) per annum will be added to all charges not received within shiny days (30) from due date.

22. Pallets and other large items: Tenant shall not throw pallets or any large item into any of the dumpters. Tenant is responsible, at Tenant's expense, for removing pallets and other large items from the Premises.

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


         SECURITY DEPOSIT ADDENDUM TO COMMERCIAL LEASE ("Lease")

                              DATED:

                       May 4, 1998 between

             RYCO PROPERTIES, INC. ("Landlord") and

                    US Amateur Sports, Inc.

Tenant shall deposit with Landlord three (3) days after DJJ vacates Premises the sum of Lease by Tenant the sum of TWO THOUSAND SEVEN HUNDRED -- 00/100 ($2,700.00) ("Security Deposit") as security for the full and faithful performance by Tenant of all of the Tenant's obligations under the Lease. If Tenant is in default under the Lease, Landlord may use, apply or retain all or any part of the Security Deposit for the payment of (i) any rent or any other sum of money that Tenant was obligated to pay but did not pay together with interest thereon as provided in the Lease and/or (ii) any damages suffered by Landlord that are recoverable under the Lease. The use, application or retention of the Security Deposit or any portion thereof by Landlord shall not prevent Landlord from exercising any other rights or remedies provided for under the Lease or by law or equity, and shall not limit any recovery to which Landlord may otherwise be entitled. The Security Deposit shall bear no interest and may be commingled with Landlord's other funds. If Tenant fully complies with all of the terms of the Lease, said Security Deposit shall be returned by Landlord to Tenant within thirty (30) days after the termination of the Lease.


                            Tenant Initials  /s/ DJP

                         Landlord Initials  /s/ HWR III